Container Purchases	9 Months Ended
Sep. 30, 2012
Container Purchases
(4)	Container Purchases

In April, August and September 2012, the Company concluded four separate purchases of approximately 84,100 containers that it had been managing for institutional investors, including related accounts receivable, net investment in direct financing leases, accounts payable and accrued expenses for total purchase consideration of $178,665 (consisting of cash of $170,706 and elimination of the Company’s intangible asset for the management rights relinquished of $7,959). The total purchase price, which was allocated based on the fair value of the assets and liabilities acquired, was recorded as follows:

Containers, net	$167,068
Other net assets	11,597

$178,665